SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2008

                        First Clover Leaf Financial Corp.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                     0-50820                    20-4797391
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(State or other jurisdiction     (Commission File No.)      (IRS Employer
of incorporation)                                            Identification No.)



6814 Goshen Road, Edwardsville, Illinois                           62025
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (618) 656-6122


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))




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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On June 2, 2008 the Company appointed Brad Rench, 49, Executive Vice President and Chief Operating Officer. From 2004 through 2008, Mr. Rench was president and chief executive officer of Meridian Bank, an Illinois-chartered bank headquartered in Eldred, Illinois, and from 2002 through 2004, Mr. Rench was chief lending officer of Centrue Bank, an Illinois-chartered bank headquartered in Kankakee, Illinois.


Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Not Applicable.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               FIRST CLOVER LEAF FINANCIAL CORP.


DATE:  June 5, 2008                            By:/s/ Darlene F. McDonald
                                                  ------------------------------
                                                  Darlene F. McDonald
                                                  Chief Financial Officer